THIRD AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This THIRD AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of April 20, 2018, is among SILVERBOW RESOURCES, INC. (f/k/a Swift Energy Company), a Delaware corporation (the “Borrower”), the undersigned guarantors (the “Guarantors” and, together with the Borrower, the “Obligors”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), and the Lenders party hereto.
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain First Amended and Restated Senior Secured Revolving Credit Agreement dated as of April 19, 2017 (as amended, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has informed the Administrative Agent and the Lenders that it requests the ability to enter into certain basis swaps that exceed the notional volumes that it has hedged or will hedge pursuant to other Swap Agreements subject to certain limitations set forth in this Amendment.
C.    In connection with the foregoing, the Lenders have agreed subject to the terms and conditions herein to amend certain provisions of the Credit Agreement to accommodate such request.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections in the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02.
(a)    Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
    “Third Amendment” means that certain Third Amendment to First Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 20, 2018, among the Borrower, the Guarantors, the Administrative Agent and the Lenders.
“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.

2

(b)    The following defined term is hereby amended and restated in its entirety to read as follows:
“Applicable Margin” means, for any day, the applicable rate per annum set forth below as determined based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Percentage	<25%	>25% and <50%	>50% and <75%	>75% and <90%	>90%
Eurodollar Loans	2.25%	2.50%	2.75%	3.00%	3.25%
ABR Loans	1.25%	1.50%	1.75%	2.00%	2.25%
Commitment Fee Rate	0.50%	0.50%	0.50%	0.50%	0.50%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change; provided that, if at any time when the Applicable Margin is determined based on Borrowing Base Utilization Percentage the Borrower fails to deliver a Reserve Report pursuant to Section 8.11(a), then beginning on the date that is 30 calendar days from the date of such failure and until such Reserve Report is delivered, the “Applicable Margin” shall mean the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level. It is understood that this definition of “Applicable Margin” shall be effective as of the Third Amendment Effective Date and shall apply as of the Third Amendment Effective Date, and that the prior definition of “Applicable Margin” applies at all times prior to the Third Amendment Effective Date.
(c)    The following defined term is hereby inserted in the Credit Agreement where alphabetically appropriate:
“Permitted Basis Differential Swaps” means, as of any date of determination, basis differential swaps in respect of notional volumes that do not exceed, as of the date any such Swap Agreement is entered into, (a) ninety percent (90%) of the reasonably anticipated projected production (as such production is projected in the most recent Reserve Report delivered pursuant to the terms of this Agreement) from the Borrower’s and its Restricted Subsidiaries’ Oil and Gas Properties for each month during the period which such Swap Agreement is in effect for each of crude oil, natural gas and natural gas liquids, calculated separately, for the period of thirty-six (36) months following the date such Swap Agreement is entered into and (b) ninety percent (90%) of the reasonably anticipated projected production (as such production is projected in the most recent Reserve Report delivered pursuant to the terms of this Agreement) from the Borrower’s and its Restricted Subsidiaries’ proved, developed, producing Oil and Gas Properties for each month during the period which such Swap Agreement is in effect for each of crude oil, natural gas and natural gas liquids, calculated separately for the period of thirty-seven (37) to sixty (60) months following the date such Swap Agreement is entered into; provided that the Borrower may update the projections in clauses (a) and (b) above by providing the Administrative Agent an internal report prepared by or under the supervision of the chief engineer of the Borrower and its other Group Members and any additional information reasonably requested by the Administrative Agent that is, in each case, reasonably satisfactory to the Administrative Agent (and shall include new reasonably anticipated Hydrocarbon production from new wells or other production improvements and any dispositions, well shut-ins and other reductions of, or decreases to, production).
2.2    Amendment to Section 9.04(b). The last sentence in Section 9.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
The Borrower will not, and will not permit any Group Member to, call, make or offer to make any mandatory Redemption of any Specified Permitted Second Lien Debt unless (1) when the Revolving Credit Exposures of the Borrower exceed $0.00 (provided that no LC Exposure which has been Cash Collateralized in a manner consistent with Section 2.09(j) (or which is reasonably satisfactory to the Administrative Agent and Issuing Bank) shall count as Revolving Credit Exposure for purposes of such calculation) as determined after giving effect to any prepayments or repayments being made in respect of the Loans and/or Cash Collateralization of the Letters of Credit occurring substantially concurrently with such Redemption, no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result as a result such Redemption and (2) the Borrowing Base Utilization Percentage as of the date of such Redemption is less than eighty percent (80%) after giving effect to such Redemption.
2.3    Amendments to Section 9.17.
(a)    Section 9.17(a)(i). The parenthetical “(when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements)” of Section 9.17(a)(i) of the Credit Agreement is hereby replaced with “(when aggregated with other commodity Swap Agreements then in effect other than Permitted Basis Differential Swaps)”.
(b)    Section 9.17(a)(ii). The parenthetical “(exclusive of puts, floors and basis differential swaps on volumes already hedged pursuant to other Swap Agreements for which the total amount of obligations thereunder are known and fixed at the time such transaction is entered into)” of Section 9.17(a)(ii)(A) is hereby replaced with “(exclusive of puts and floors on volumes already hedged pursuant to other Swap Agreements for which the total amount of obligations thereunder are known and fixed at the time such transaction is entered into and Permitted Basis Differential Swaps)”.
(c)    Section 9.17(e). The parenthetical “(other than basis differential swaps on volumes hedged by other Swap Agreements)” of Section 9.17(e) of the Credit Agreement is hereby replaced with “(other than Permitted Basis Differential Swaps)”.
Section 3.    Borrowing Base. Each Lender, the Administrative Agent and the Borrower agree that upon and as of the Third Amendment Effective Date (as defined below): (a) the May 1, 2018 Scheduled Redetermination shall be deemed to have taken place according to the procedures set forth in the Credit Agreement and (b) the amount of the Borrowing Base shall be maintained at $330.0 million (the “Current Scheduled Redetermination”). After giving effect to the Current Scheduled Redetermination, the Borrowing Base shall remain in effect until otherwise redetermined or adjusted pursuant to the Borrowing Base Adjustment Provisions in accordance with the Credit Agreement. For avoidance of doubt, this provision does not limit the right of the parties to initiate Interim Redeterminations of the Borrowing Base in accordance with Section 2.07(c) of the Credit Agreement or any other Borrowing Base Adjustment Provisions and the Current Scheduled Redetermination shall not constitute an Interim Redetermination. This Section 3 constitutes the New Borrowing Base Notice delivered in accordance with Section 2.07(d) of the Credit Agreement in connection with the Current Scheduled Redetermination.
Section 4.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02(b) of the Credit Agreement):
4.1    The Administrative Agent and the Lenders shall have received all other fees and other amounts due and payable in connection with this Amendment or any other Loan Document on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to this Amendment or any other Loan Document.
4.2    The Administrative Agent shall have received a counterpart of this Amendment signed by the Borrower, the Guarantors and each Lender.
4.3    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the representations and warranties in Section 5.2(d) below.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Third Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 (or the waiver of such conditions as permitted in Section 12.02(b) of the Credit Agreement). Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. All of the terms and provisions of the Credit Agreement, as amended and waived by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment. Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed to be an agreement by the Administrative Agent or the Lenders to agree to any future requests.
5.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Secured Obligations in accordance with the terms thereof, after giving effect to this Amendment; (c) agrees that from and after the Third Amendment Effective Date (i) each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment and (ii) this Amendment does not constitute a novation of the Credit Agreement; and (d) represents and warrants to the

Lenders that as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.
5.3    Loan Document. This Amendment is a Loan Document.
5.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
5.5    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 12.09(b)-(d) of the Credit Agreement shall be incorporated herein in mutatis mutandis.
5.7    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.8    No Claims. Each Obligor represents and warrants that as of the date of this Amendment, it has no knowledge of events or circumstances that would reasonably be expected to give rise to a claim against any Lender or the Administrative Agent.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	SILVERBOW RESOURCES, INC.

By: _/s/ G. Gleeson Van Riet____________________________
Name:    G. Gleeson Van Riet
Title:    Executive Vice President and Chief Financial Officer

GUARANTOR:	SILVERBOW RESOURCES OPERATING, LLC

By: _/s/ G. Gleeson Van Riet____________________________
Name:    G. Gleeson Van Riet
Title:    Executive Vice President and Chief Financial Officer and Treasurer

GUARANTOR:	SILVERBOW RESOURCES USA, INC.

By: _/s/ G. Gleeson Van Riet____________________________
Name: G. Gleeson Van Riet
Title: Vice President, Chief Financial Officer and Treasurer

Third Amendment to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:    JPMORGAN CHASE BANK, N.A., as
            Administrative Agent and a Lender

By: /s/ Jo Linda Papdakis_____________________
Name:    Jo Linda Papadakis
Title:    Authorized Officer

Third Amendment to Credit Agreement
Signature Page

LENDER:	COMPASS BANK, as a Lender
By: /s/ Gabriela Azcarate_____________________
Name:    Gabriela Azcarate
Title:    Vice President

Third Amendment to Credit Agreement
Signature Page

LENDER:	SunTrust Bank, as a Lender
By: /s/ Benjamin L. Brown____________________
Name:    Benjamin L. Brown
Title:    Director

Third Amendment to Credit Agreement
Signature Page

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By: /s/ Trudy Nelson_________________________
Name:    Trudy Nelson
Title: Authorized Signatory
By: /s/ Robert Long__________________________
Name:    Robert Long
Title: Authorized Signatory

Third Amendment to Credit Agreement
Signature Page

LENDER:	FIFTH THIRD BANK, as a Lender
By: /s/ Justin Bellamy________________________
Name:    Justin Bellamy
Title:    Director

Third Amendment to Credit Agreement
Signature Page

LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender
By: /s/ Ryan K. Michael______________________
Name:    Ryan K. Michael
Title:    Senior Vice President

Third Amendment to Credit Agreement
Signature Page

LENDER:	COMERICA, as a Lender
By: /s/ Jason M. Klesel______________________
Name:    Jason M. Klesel
Title:    Assistant Vice President

Third Amendment to Credit Agreement
Signature Page

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By: /s/ Doreen Barr_________________________
Name:    Doreen Barr
Title:    Authorized Signatory
By: /s/ Sophie Bulliard_______________________
Name: Sophie Bulliard
Title:    Authorized Signatory

Third Amendment to Credit Agreement
Signature Page

LENDER:	KeyBank, National Association, as a Lender
By: /s/ David M. Bornstein____________________
Name:    David M. Bornstein
Title:    Senior Vice President

Third Amendment to Credit Agreement
Signature Page

LENDER:	Associated Bank, N.A., as a Lender
By: /s/ Brian Caddell________________________
Name:    Brian Caddell
Title:    Senior Vice President

Third Amendment to Credit Agreement
Signature Page

LENDER:	WHITNEY BANK, as a Lender
By: /s/ William Jochetz_______________________
Name:    William Jochetz
Title:    Vice President

Third Amendment to Credit Agreement
Signature Page

LENDER:	BOKF, N.A., as a Lender
By: /s/ Martin W. Wilson_____________________
Name:    Martin W. Wilson
Title:    Senior Vice President

Third Amendment to Credit Agreement
Signature Page